[HARRIS BRETALL LOGO]


                                 HARRIS BRETALL
                       SULLIVAN & SMITH GROWTH EQUITY FUND
--------------------------------------------------------------------------------


                                  ANNUAL REPORT










--------------------------------------------------------------------------------
                               For the Year Ended
                                 March 31, 2000

                              [HARRIS BRETALL LOGO]


May 11, 2000

Dear Shareholders:

For most of the past year investors benefited from a continuation of the extraordinary rally in technology companies. Because the Fund portfolio has a substantial commitment to this sector, it too experienced good appreciation.

However, the most recent period saw a correction in the NASDAQ Composite, an index dominated by technology stocks, which took prices down substantially. This sell-off has continued, with the NASDAQ experiencing some of the worst single-day declines in its history. After a triumphal close above the 5000 level on March 9th, the index was below 3700 only 18 trading days later. Despite the price weakness during the last few trading sessions Harris Bretall's optimism for technology stocks has not waned. Earnings drive stock prices, and we expect these issues to rebound once earnings reports are released.

Harris Bretall remains optimistic concerning the prospects for the U.S. economy and the financial markets. The Federal Reserve Bank is expected to increase interest rates modestly - perhaps 25/50 basis points in May. Yet it does not appear that such monetary restraint will disrupt the economy or the stock market. Corporate earnings remain exceptional, with estimates rising to more than 15% annual growth for year 2000 for the average S & P 500 Index company. Our outlook for the companies held in the Fund's portfolio is for earnings growth of almost twice that rate.

This scenario should sound familiar - strong economic growth, better than forecast corporate earnings, and low inflation. For most of the past decade this recipe has led to higher stock prices. We believe the same will occur this year. Like last year, we believe these first few months are the beginning of another successful investment year.

We invite you to review our outlook on the technology sector and our Quarterly Economic and Market Outlook Report, both of which can be found on our website www.hbss.com. Together these two papers make a powerful case to continue a major commitment to growth.

Sincerely,

/s/ John J. Sullivan                    /s/ Gordon J. Ceresino

John J. Sullivan, CFA                   Gordon J. Ceresino, CIMA
Partner                                 Partner

              Harris, Bretall, Sullican & Smith Growth Equity Fund Value of $10,000 vs S&P 500 and Russell 1000 Growth Indices

                           Average Annual Total Return
                           Period Ended March 31, 2000
                      1 Year..........................  27.87%
                      Since Inception (5/1/96)........  28.88%

                     HBSS Growth         S&P 500            Russell 1000
        Qtr          Equity Fund       Index w/inc.      Growth Index w/inc.
        ---          -----------       ------------      -------------------
       5/1/96          10,000             10,000               10,000
      6/30/96          10,040             10,278               10,337
      9/30/96          10,310             10,600               10,709
     12/31/96          10,776             11,487               11,356
      3/31/97          11,036             11,791               11,417
      6/30/97          12,837             13,846               13,576
      9/30/97          13,817             14,885               14,596
     12/31/97          14,151             15,317               14,818
      3/31/98          16,224             17,452               17,063
      6/30/98          16,525             18,018               17,838
      9/30/98          14,251             16,230               16,217
     12/31/98          18,782             19,694               20,554
      3/31/99          21,073             20,667               21,860
      6/30/99          21,791             22,127               22,702
      9/30/99          20,292             20,744               21,871
     12/31/99          25,383             23,830               27,369
      3/31/00          26,945             24,376               29,321

Past performance is not predictive of future performance.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 1000 Growth Index measures the performance of those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth values. All indices are unmanaged and returns include reinvested dividends.

SCHEDULE OF INVESTMENTS AT MARCH 31, 2000


Shares                                                                   Value
--------------------------------------------------------------------------------
             COMMON STOCKS: 92.7%
             Capital Goods/Conglomerates: 5.2%
     7,500   General Electric Company                                $ 1,163,906
     7,500   Illinois Tool Works Inc.                                    414,375
                                                                     -----------
                                                                       1,578,281
                                                                     -----------
             Communications: 14.8%
     8,000   America Online, Inc.*                                       538,000
    19,000   Cisco Systems, Inc.*                                      1,468,937
     9,200   JDS Uniphase Corporation*                                 1,109,175
     6,100   Lucent Technologies Inc.                                    370,575
     6,000   Yahoo! Inc.*                                              1,028,250
                                                                     -----------
                                                                       4,514,937
                                                                     -----------
             Consumer Cyclical: 7.7%
    12,000   Costco Wholesale Corporation*                               630,750
     9,000   Home Depot, Inc.                                            580,500
     7,000   Target Corp.                                                523,250
    11,000   Wal-Mart Stores, Inc.                                       610,500
                                                                     -----------
                                                                       2,345,000
                                                                     -----------
            Consumer Services: 3.4%
    10,000  The Interpublic Group of Companies, Inc.                     472,500
    14,000  The Walt Disney Company                                      579,250
                                                                     -----------
                                                                       1,051,750
                                                                     -----------
             Consumer Staples: 2.8%
     8,000   Colgate-Palmolive Company                                   451,000
    16,000   Walgreen Co.                                                412,000
                                                                     -----------
                                                                         863,000
                                                                     -----------
             Drugs/Biotechnology: 6.4%
     7,000   Biogen Inc.*                                                489,125
     7,000   Bristol-Myers Squibb Company                                404,250
     3,000   Genentech, Inc.*                                            456,000
    13,000   Pfizer, Inc.                                                475,313
     3,800   Schering-Plough Corporation                                 139,650
                                                                     -----------
                                                                       1,964,338
                                                                     -----------
             Energy: 4.2%
    16,000   Halliburton Company                                     $   656,000
     8,000   Schlumberger Limited                                        612,000
                                                                     -----------
                                                                       1,268,000
                                                                     -----------
             Financial: 11.6%
     4,875   American International Group, Inc.                          533,812
     9,000   Citigroup Inc.                                              533,813
     9,000   Morgan Stanley Dean Witter & Co.                            734,063
    12,000   The Charles Schwab Corp.                                    681,750
     6,000   The Goldman Sachs Group, Inc.                               630,750
    10,000   Wells Fargo & Company                                       409,375
                                                                     -----------
                                                                       3,523,563
                                                                     -----------
             Hardware: 11.7%
    10,600   Dell Computer Corporation*                                  571,738
     6,500   EMC Corporation*                                            812,500
     5,000   International Business Machines Corporation                 590,000
     9,000   Network Appliance, Inc.*                                    744,750
     9,000   Sun Microsystems, Inc.*                                     843,328
                                                                     -----------
                                                                       3,562,316
                                                                     -----------
             Healthcare: 1.4%
     6,000   Johnson & Johnson                                           420,375
                                                                     -----------
             Semiconductors: 13.6%
     9,000   Applied Materials, Inc.*                                    848,250
    13,500   Intel Corporation                                         1,781,156
     3,500   PMC-Sierra, Inc.*                                           712,906
     5,000   Texas Instruments, Incorporated                             800,000
                                                                     -----------
                                                                       4,142,312
                                                                     -----------
             Software & Services: 5.3%
    12,000   BroadVision, Inc.*                                          538,500
    10,000   Microsoft Corporation*                                    1,062,500
                                                                     -----------
                                                                       1,601,000
                                                                     -----------

Shares                                                                  Value
--------------------------------------------------------------------------------
             Utilities: 4.6%
    13,500   MCI WorldCom Incorprated*                               $   611,719
    13,000   Qwest Communications International Inc.*                    630,500
     4,000   SBC Communications Inc.                                     168,000
                                                                     -----------
                                                                       1,410,219
                                                                     -----------
             Total Common Stocks (cost $17,544,714)                   28,245,091
                                                                     -----------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENT: 3.7%
$1,126,000   Firstar Bank Repurchase Agreement, 3.75%, dated
             3/31/2000, due 4/3/2000, collateralized by $1,148,459
             FHLMC ARM, 6.319%, due 9/1/2029 (proceeds $1,126,352)
             (cost $1,126,000)                                       $ 1,126,000
                                                                     -----------
             Total Investments in Securities
              (cost $18,670,714+): 96.4%                              29,371,091
             Other Assets less Liabilities: 3.6%                       1,093,573
                                                                     -----------
             Net Assets: 100.0%                                      $30,464,664
                                                                     ===========

*    Non-income producing security.
+ At March 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $10,971,681
     Gross unrealized depreciation                                     (271,304)
                                                                    -----------
     Net unrealized appreciation                                    $10,700,377
                                                                    ===========

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 2000


ASSETS
  Investments in securities,
    at value (cost $18,670,714) ................................   $29,371,091
  Cash .........................................................           393
  Receivables:
    Investment securities sold .................................     1,088,322
    Fund shares sold ...........................................        60,633
    Dividends and interest .....................................         6,052
    Due from advisor ...........................................         1,797
  Prepaid expenses .............................................        10,701
                                                                   -----------
        Total assets ...........................................    30,538,989
                                                                   -----------
LIABILITIES
  Payables:
    Fund shares redeemed .......................................        32,914
    Distribution fees ..........................................        17,205
    Administration fees ........................................         3,199
  Accrued expenses .............................................        21,007
                                                                   -----------
        Total liabilities ......................................        74,325
                                                                   -----------
  NET ASSETS ...................................................   $30,464,664
                                                                   ===========
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   ($30,464,664/1,244,080 shares outstanding; unlimited number
   of shares authorized without par value)......................   $     24.49
                                                                   ===========
COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................   $19,451,417
  Accumulated net realized gain on investments .................       312,870
  Net unrealized appreciation on investments ...................    10,700,377
                                                                   -----------
        Net assets .............................................   $30,464,664
                                                                   ===========

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended March 31, 2000


INVESTMENT INCOME
  Income
    Dividends ...............................................   $   107,756
    Interest ................................................        25,364
                                                                -----------
        Total income ........................................       133,120
                                                                -----------
  Expenses
    Advisory fees ...........................................       159,117
    Distribution fees .......................................        53,039
    Administration fees .....................................        30,563
    Registration expense ....................................        27,335
    Fund accounting fees ....................................        20,858
    Audit fees ..............................................        16,713
    Transfer agent fees .....................................        16,153
    Custody fees ............................................        12,070
    Reports to shareholders .................................         6,907
    Trustee fees ............................................         6,126
    Legal fees ..............................................         2,716
    Miscellaneous ...........................................         1,429
    Insurance expense .......................................           142
                                                                -----------
        Total expenses ......................................       353,168
        Less: fees waived and expenses absorbed .............       (79,274)
                                                                -----------
        Net expenses ........................................       273,894
                                                                -----------
            Net investment loss .............................      (140,774)
                                                                -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments ..........................     1,171,749
  Net unrealized appreciation on investments ................     4,859,300
                                                                -----------
    Net realized and unrealized gain
      on investments ........................................     6,031,049
                                                                -----------
      Net increase in net assets resulting
        from operations .....................................   $ 5,890,275
                                                                ===========

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                    Year Ended      Year Ended
                                                  March 31, 2000  March 31, 1999
                                                  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..........................   $  (140,774)    $   (69,127)
  Net realized gain on investments .............     1,171,749         912,941
  Net unrealized appreciation on investments ...     4,859,300       2,901,133
                                                   -----------     -----------
    Net increase in net assets resulting
      from operations ..........................     5,890,275       3,744,947
                                                   -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain .......................    (1,307,471)       (496,278)
                                                   -----------     -----------
CAPITAL SHARE TRANSACTIONS
    Net increase in net assets derived from
     net change in outstanding shares (a) ......     8,764,845       1,897,137
                                                   -----------     -----------
    Total increase in net assets ...............    13,347,649       5,145,806

NET ASSETS
  Beginning of year ............................    17,117,015      11,971,209
                                                   -----------     -----------
  End of year ..................................   $30,464,664     $17,117,015
                                                   ===========     ===========

(a) A summary of capital share transactions is as follows:

                                       Year Ended                    Year Ended
                                     March 31, 2000                March 31, 1999
                                -------------------------     -------------------------
                                  Shares         Value          Shares         Value
                                -----------   -----------     -----------   -----------
Shares sold                         584,466   $12,532,016         408,124   $ 6,550,229
Shares issued in reinvestment
 of distributions                    54,627     1,195,782          30,224       496,278
Shares redeemed                    (240,814)   (4,962,953)       (331,586)   (5,149,370)
                                -----------   -----------     -----------   -----------
Net increase                        398,279   $ 8,764,845         106,762   $ 1,897,137
                                ===========   ===========     ===========   ===========

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                          Year Ended March 31,        May 1, 1996*
                                                      ----------------------------      through
                                                       2000       1999       1998    March 31, 1997
                                                      ------     ------     ------   --------------
Net asset value, beginning of period ..............   $20.24     $16.20     $11.03       $10.00
                                                      ------     ------     ------       ------
Income from investment operations:
  Net investment loss .............................    (0.11)     (0.08)     (0.02)        0.00
  Net realized and unrealized gain
    on investments ................................     5.60       4.77       5.20         1.04
                                                      ------     ------     ------       ------
Total from investment operations ..................     5.49       4.69       5.18         1.04
                                                      ------     ------     ------       ------
Less distributions:
  From net investment income ......................     0.00       0.00       0.00        (0.01)
  From net realized gain ..........................    (1.24)     (0.65)     (0.01)        0.00
                                                      ------     ------     ------       ------
Total distributions ...............................    (1.24)     (0.65)     (0.01)       (0.01)
                                                      ------     ------     ------       ------
Net asset value, end of period ....................   $24.49     $20.24     $16.20       $11.03
                                                      ======     ======     ======       ======
Total return ......................................    27.87%     29.88%     47.02%       10.36%

Ratios/supplemental data:
  Net assets, end of period (millions) ............   $ 30.5     $ 17.1     $ 12.0       $  3.5

Ratio of expenses to average net assets:
  Before fees waived and expenses absorbed ........     1.66%      1.95%      2.39%        4.97%+
  After fees waived and expenses absorbed .........     1.29%      1.29%      1.29%        1.28%+

Ratio of net investment loss to average net assets:
  Before fees waived and expenses absorbed ........    (1.03%)    (1.19%)    (1.42%)      (3.69%)+
  After fees waived and expenses absorbed .........    (0.66%)    (0.53%)    (0.31%)       0.00%+
  Portfolio turnover rate .........................    55.07%     52.77%     40.96%       14.62%

* Commencement of operations.
+ Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION

     Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on May 1, 1996. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2000, the Fund decreased paid-in capital by $140,774 due to the Fund experiencing a net investment loss during the year. Accumulated net realized gain on investments and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 2000, Harris Bretall Sullivan & Smith L.L.C. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended March 31, 2000, the Fund incurred $159,117 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 1.29% of average daily net assets. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended March 31, 2000, the Advisor waived fees of $79,274. At March 31, 2000, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund is $324,309. The Advisor may recapture $159, 087 of the above amount no later than March 31, 2002 and $165,222 no later than March 31, 2003. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate, with a minimum fee of $30,000:

     Under $25 million                  0.12% of average daily net assets
     $25 to $50 million                 0.07% of average daily net assets
     $50 to $100 million                0.05% of average daily net assets
     Over $100 million                  0.03% of average daily net assets

     For the year ended March 31, 2000, the Fund incurred $30,563 in Administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended March 31, 2000, the Fund paid to the Advisor, as Distribution Coordinator, $53,039.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended March 31, 2000, were $16,565,451 and $11,226,574, respectively.

NOTE 6 - REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
Harris Bretall Sullivan & Smith Growth Equity Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund"), a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2000, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the four fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harris Bretall Sullivan & Smith Growth Equity Fund as of March 31, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the four fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                      /s/ Ernst & Young LLP


Los Angeles, California
April 27, 2000

================================================================================

                                    Advisor
                     HARRIS BRETALL SULLIVAN & SMITH L.L.C.
                         One Sansome Street, Suite 3300
                            San Francisco, CA 94104
                                 (415) 765-8300
                        Account Inquiries (800) 282-2340

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                               Phoenix, AZ 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                              Cincinnati, OH 45202

                  Transfer Agent and Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                                 P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                              Independent Auditors
                               ERNST & YOUNG LLP
                           725 South Figueroa Street
                             Los Angeles, CA 90017

                                 Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                        345 California Street, 29th Floor
                            San Francisco, CA 94104.

================================================================================

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.